UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 9, 2015 (Date of earliest event reported)

Rosetta Resources Inc.

(Exact name of registrant as specified in its charter)

DE	000-51801	43-2083519
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1111 Bagby Street, Suite 1600 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

713-335-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On March 9, 2015, Rosetta Resources Inc. (the “Company”) entered into an underwriting agreement with Morgan Stanley & Co. LLC as the sole underwriter (the “Underwriting Agreement”), which provides for the issuance and sale by the Company, and the purchase by the Underwriter, of an aggregate of 12,000,000 shares of the Company’s common stock, par value $0.001 (the “Common Stock”), at a price of $17.04 per share. The Company also granted to the underwriter a 30-day option to purchase up to an additional 1,800,000 shares of Common Stock. The Common Stock has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-202611), which became effective upon filing with the Securities and Exchange Commission (the “Commission”) on March 9, 2015, and as supplemented by the Preliminary Prospectus Supplement filed with the Commission on March 9, 2015 and the Prospectus Supplement filed with the Commission on March 11, 2015. The Company intends to use the net proceeds from the offering to repay outstanding borrowings under the Company’s revolving credit facility and for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, including obligations of the Company to indemnify the underwriter for certain liabilities under the Securities Act. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Relationships

In the ordinary course of its various business activities, the underwriter in the offering and its affiliates may make or hold a broad array of investments, including serving as a counterparty to certain derivative and hedging arrangements, and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for its own account and for the accounts of its customers, and may have in the past and at any time in the future, hold long and short positions in such securities and instruments. Such investment and securities activities may have involved, and in the future may involve, the Company’s securities and instruments. The underwriter and its affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that it acquires, long and/or short positions in such securities and instruments. An affiliate of Morgan Stanley & Co. LLC is a lender under the Company’s revolving credit facility.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated as of March 9, 2015 between Rosetta Resources Inc. and Morgan Stanley & Co. LLC.

5.1	Opinion of Latham & Watkins LLP regarding legality of the Common Stock.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2015

ROSETTA RESOURCES INC.

/s/ John E. Hagale
John E. Hagale
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of March 9, 2015 between Rosetta Resources Inc. and Morgan Stanley & Co. LLC.

5.1	Opinion of Latham & Watkins LLP regarding legality of the Common Stock.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

4